SUPPLEMENT DATED OCTOBER 21, 2026
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS
OF
ABACUS FCF SMALL CAP LEADERS ETF (ABLS)
(the “Fund”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

Effective immediately, the third and fourth paragraphs in the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus is replaced in its entirety with the following:

The Underlying Index utilizes the Adviser’s proprietary Abacus FCF Leaders Model (the “Model”) to evaluate Eligible Securities and scores them based on FCF characteristics, including FCF profitability (the level of free cash flow a company generates relative to the size of its assets), FCF yield (free cash flow relative to the company's enterprise value) and FCF growth (the growth in a company's free cash flow over time). These securities are assigned active weights primarily based on their FCF characteristics. These active weights are integrated with free-float market capitalization weights and rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to companies with strong FCF characteristics. The Underlying Index includes those remaining Eligible Securities until one of the following thresholds is met: (1) over 90% of the cumulative weight of the Eligible Securities has been included in the Underlying Index, or (2) the number of included securities reaches 100. The weights of all securities are then rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to small-cap companies with strong FCF characteristics.

The Underlying Index is rebalanced and reconstituted quarterly. The Fund’s portfolio is generally rebalanced and reconstituted quarterly, in accordance with the Underlying Index.

Please keep this supplement with your Summary Prospectus for future reference.